UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018 (May 6, 2018)

Commission File No. 1-35933 (Gramercy Property Trust)

Commission File No. 333-219049-01 (GPT Operating Partnership LP)

Gramercy Property Trust

GPT Operating Partnership LP

(Exact name of registrant as specified in its charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor, New York, NY 10016

(Address of principal executive offices — zip code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.                            Other Events.

Certain Merger-Related Litigation Matters

As previously announced, on May 6, 2018, Gramercy Property Trust (the “Company”), BRE Glacier Parent L.P. (“Parent”), BRE Glacier L.P. (“Merger Sub I”), BRE Glacier Acquisition L.P. (“Merger Sub II”) and GPT Operating Partnership LP (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), and, immediately following the Partnership Merger, the Company will merge with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Partnership Merger, the Partnership will survive and the separate existence of Merger Sub II will cease. Upon completion of the Company Merger, Merger Sub I will survive and the separate existence of the Company will cease. Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Real Estate Partners VIII L.P., an affiliate of The Blackstone Group L.P.  The Company filed with the Securities and Exchange Commission (“SEC”) on June 27, 2018 its definitive proxy statement relating to the proposed transaction (the “Proxy Statement”).

As described in the Proxy Statement under the heading “The Mergers —Litigation Relating to the Mergers,” two purported class actions related to the proposed transaction, Anderson v. Gramercy Property Trust et al., No. 1:18-cv-05335-PCK and Franchi v. Gramercy Property Trust et al., No. 1:18-cv-01842-ELH, were filed in the United States District Court for the Southern District of New York and the United States District Court for the District of Maryland, respectively, and a third complaint related to the proposed transaction, Madry v. Gramercy Property Trust et al., No. 1:18-cv-01851-TDC, was filed as an individual (not a class) action in the United States District Court for the District of Maryland. The lawsuits all name as defendants the Company and the members of our board of trustees. The complaints allege, among other things, that the individual defendants caused the Company to file a materially incomplete and misleading preliminary proxy statement relating to the proposed transaction in violation of Sections 14(a) and 20(a) of the Exchange Act. The Anderson and Madry complaints seek a variety of equitable and injunctive relief, including enjoining defendants from consummating the proposed merger transaction unless and until the Company provides supplemental disclosures, unspecified damages and, in the case of the Anderson complaint, rescission of the merger agreement or any of the terms thereof, or rescissory damages. The Franchi complaint seeks, among other relief, to enjoin defendants from proceeding with, consummating or closing the proposed merger transaction, rescission of the merger transaction or rescissory damages and dissemination of a supplemental proxy statement. All three complaints also seek an award of attorneys’ and expert fees and expenses. The Company believes these claims are without merit.

While the Company believes that the disclosures in connection with the proposed transaction, including those set forth in the Proxy Statement, comply fully with applicable law, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the litigation that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement.

The following supplemental disclosure is added following the first sentence of the second full paragraph on page 56 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

The following table reflects the public market trading price targets and estimates of net asset value per share published by such equity research analysts:

	Price Target	NAV / Share
Mitsubishi UFJ Securities	$26.00	$27.24
CJS Securities	$26.00	$24.95
Compass Point Research & Trading	$27.00	$26.33
D.A. Davidson	$30.00	$27.00
JMP Securities	N/A	$28.10
Ladenburg Thalmann	$33.00	$27.00
SunTrust Robinson Humphrey	$23.00	$25.53
Bank of America Merrill Lynch	$23.00	$23.39
RBC Capital Markets	$26.00	$25.99
Stifel Nicolaus	$25.00	$24.50

The following supplemental disclosure is added following the first full paragraph on page 57 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

The following table reflects the metrics for each of the selected companies and the Company:

Company	Price / 2018E Street Consensus Mean FFO		Price / 2018E Street Consensus Mean AFFO		Aggregate Value / 2018E Street Consensus Mean EBITDA		Premium / (Discount) to Street Consensus Mean NAV
Lexington Realty Trust	8.3	x	9.7	x	12.7	x	(18)%
Monmouth Real Estate Investment Corporation	16.7	x	16.9	x	16.9	x	(6)%
STAG Industrial, Inc.	13.6	x	14.1	x	15.6	x	(10)%
W. P. Carey, Inc.	13.3	x	11.9	x	14.9	x	9%
VEREIT, Inc.	10.0	x	9.7	x	13.3	x	(22)%
Gramercy Property Trust	11.5	x	12.1	x	15.3	x	(11)%

The following supplemental disclosure amends and restates in its entirety the first full paragraph on page 58 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

Morgan Stanley analyzed the value of the Company as a function of the net value of its assets. Morgan Stanley based its net asset value analysis on our management’s estimates of asset value as of March 31, 2018 (ranging from approximately $4.10 billion to approximately $4.84 billion). Morgan Stanley calculated the estimated net asset value per common share of the Company by applying to management’s estimated forward net operating income of $447 million (after adjustment to provide full credit for any executed leases that are not yet paying rent) a range of market capitalization rates as of March 31, 2018 of 5.7% to 6.4%, which range was selected based on, among other factors, asset quality, location, current occupancy levels, research capitalization rates and discussions with management of the Company. Morgan Stanley added the estimated value of the Company’s joint ventures (of $152 million), development in progress (of $74 million), mezzanine lending notes receivable (of $22 million), and other assets from our balance sheet (totaling $6 million) and deducted debt and preferred balances, and other liabilities (totaling $138 million) from the aggregate value of the Company’s assets. An implied per share equity value reference range for the

Company was then calculated based on the range of our net asset values derived from such analysis divided by the number of fully diluted common shares outstanding as of March 31, 2018 (of 167 million) and pro forma for recent acquisitions through April 6, 2018. This analysis indicated the following implied per share equity value reference range for each common share of the Company, as compared to the merger consideration of $27.50 per share:

The following supplemental disclosure amends and restates in its entirety the second sentence of the fourth full paragraph on page 58 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

The weighted average cost of capital was determined utilizing the capital asset pricing model to calculate the Company’s cost of equity and utilizing the Company’s current weighted average interest rate on its current indebtedness to calculate the Company’s cost of debt (of 3.5%).

The following supplemental disclosure amends and restates in its entirety the fifth full paragraph on page 58 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

Morgan Stanley then calculated a range of implied terminal enterprise values of the Company as of June 30, 2023 by applying a range of implied exit capitalization rates of 6.7% to 7.1% to the forecasted net operating income of the Company for the twelve months ending June 30, 2024. The range of capitalization rates was selected using the implied trading capitalization rate for the Company as of April 27, 2018 of 6.7% (based on management’s calculation of March 31, 2018 net asset value) as the low end of the range and growing that capitalization rate by 0.05% per year (determined by Morgan Stanley in its professional judgment) over the forecast period as the high end of the range. The implied terminal enterprise value of the Company was then discounted to present value using a range of the Company’s weighted average cost of capital as the discount rates. This present value of the implied terminal enterprise value of the Company (of approximately $5.33 billion) was then added to the implied present value of the unlevered free cash flows as described above (of approximately $1.66 billion), subtracting outstanding debt and preferred equity (totaling approximately $3.00 billion, net of cash) and pro forma for recent acquisitions through April 6, 2018, and dividing by the number of fully diluted common shares (of 167 million), all as provided by the Company’s management.

The following supplemental disclosure amends and restates in its entirety the table following the second full paragraph on page 59 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

Selected Precedent Transactions

Transaction Announcement Date	Target	Acquiror	Premium Paid to Unaffected Stock Price
April 2018	DCT Industrial	Prologis	21%
October 2013	Cole Real Estate Investments	American Realty Capital Properties, Inc.	19%
May 2013	CapLease, Inc.	American Realty Capital Properties, Inc.	17%
September 2012	American Realty Capital Trust	Realty Income Corp.	7%
November 2007	American Financial Realty Trust	Gramercy Capital Corp.	23%
March 2007	Spirit Finance Corp.	Redford Holdco	12%
October 2006	Trustreet Properties	GE Capital	35%
October 2006	Government Property Trust	Record Realty Trust	17%
February 2006	Bedford Property Investors	LBA Realty	18%
September 2005	Capital Automotive REIT	DRA Advisors, Inc.	8%
May 2004	Keystone Property Trust	ProLogis Trust & Eaton Vance	12%
October 2001	Cabot Industrial Trust	CalWest	18%
July 2001	Captec Net Lease Realty, Inc.	Commercial Net Lease Realty	21%
March 2001	Franchise Finance Corporation of America	GE Capital	11%

The following supplemental disclosure is added following the second sentence of the second full paragraph on page 62 of the definitive proxy statement concerning the Opinion of Morgan Stanley:

In particular, Morgan Stanley and its affiliates have provided M&A financial advisory services, acted as sole or joint bookrunner on bond offerings, acted as sole or joint bookrunner on equity offerings and acted as sole or joint lead arranger on syndicated credit facilities for certain majority-controlled portfolio companies of Blackstone and its affiliates identified by Morgan Stanley and disclosed to us. In addition, Morgan Stanley and its affiliates have provided M&A financial advisory services, acted as sole or joint bookrunner on bond offerings, acted as sole or joint bookrunner on equity offerings and acted as sole or joint lead arranger on syndicated credit facilities for Gramercy Property Trust.

Forward-Looking Statements:

Certain statements in this communication and the Proxy Statement regarding the proposed merger transaction involving the Company, including any statements regarding the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the Company, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,”

“positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions.  All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to:  (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the Merger and the timing of the closing of the Mergers, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the Mergers will not occur, (ii) unanticipated difficulties or expenditures relating to the Mergers, (iii) the occurrence of any change, effect, event, circumstance, occurrence or state of facts that could give rise to the termination of the Merger Agreement, (iv) the outcome of any legal proceedings that have been, or may be, instituted against the parties and others related to the Merger Agreement, (v) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the Merger Agreement and/or potential difficulties in employee retention as a result of the announcement and pendency of the Merger Agreement, (vi) the Company’s exclusive remedy against the counterparties to the Merger Agreement with respect to any breach of the Merger Agreement being to seek payment by Parent of a termination fee in the amount of $414 million (which amount is guaranteed by Blackstone Real Estate Partners VIII L.P.), which may not be adequate to cover the Company’s damages, (vii) the Company’s restricted ability to pay dividends to the holders of its common shares pursuant to the Merger Agreement,, and (viii) other risks and factors discussed under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K and quarterly report on Form 10-Q and those factors that may be contained in any subsequent filing the Company makes with the SEC.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

Date: July 30, 2018	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

GPT OPERATING PARTNERSHIP LP

Date: July 30, 2018	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer